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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2006 (June 23, 2006)

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (931) 388-3145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

     Item 1.01.  Entry into a Material Definitive Agreement.

            On July 6, 2006, First Farmers and Merchants Corporation (the "Corporation"), pursuant to a Stock Repurchase Agreement, dated as of June 23, 2006, closed a transaction to repurchase from the University of Tennessee 20,000 shares of the Corporation's common stock at a price of $50 per share.  The shares being repurchased were donated to the University of Tennessee by Waymon Hickman, former Chairman of the Corporation and the current honorary chairman of the Corporation's Executive Committee.

Section 9 - Financial Statements and Exhibits

     Item 9.01.  Financial Statements and Exhibits.

     (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits.

            Exhibit 10.1       Stock Repurchase Agreement, dated as of June 23, 2006, between University of Tennessee and First Farmers and Merchants Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

Date:  July 10, 2006                              By:                   /s/ T. Randy Stevens

                                                                        T. Randy Stevens

                                                                        Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Repurchase Agreement, dated as of June 23, 2006, between University of Tennessee and First Farmers and Merchants Corporation

EXHIBIT 10.1

STOCK REPURCHASE AGREEMENT

            This STOCK REPURCHASE AGREEMENT, dated as of June 23, 2006 (this "Agreement"), by and between First Farmers and Merchants Corporation, a Tennessee corporation ("Purchaser"), and The University of Tennessee ("Seller").

WITNESSETH:

            WHEREAS, Seller owns 20,000 shares (the "Shares") of the common stock, $10.00 par value per share (the "Common Stock"), of Purchaser; and

            WHEREAS, Seller desires to sell the Shares to Purchaser in order to avoid the costs and commissions that would be charged if it were to sell the Shares on the open market, and Purchaser desires to purchase the Shares, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1.          Sale and Purchase; Closing.

(a)        Sale and Purchase.  In accordance with the terms and conditions set forth herein, at the Closing (as hereinafter defined), Seller shall transfer, convey, assign and deliver, and Purchaser will purchase, all of the Shares free and clear of any and all liens, claims and encumbrances whatsoever.

                        (b)        Purchase Price.  As of the Closing Date (as hereinafter defined), in exchange for the Shares, Seller will receive from Purchaser cash or otherwise immediately available funds in the amount of One Million Dollars ($1,000,000) representing the product of (i) a purchase price of $50.00 per share multiplied by (ii) the number of Shares.

(c)         Delivery.  At Closing, Seller shall cause the Shares to be delivered to Purchaser, acting as its own stock transfer agent, accompanied by a stock transfer power, or other instrument of assignment, authorizing the transfer of the Shares to Purchaser.

(d)        Closing.  The consummation of the transactions contemplated by this Agreement (the "Closing"), or the waiver thereof, shall take place on June 30, 2006 (the "Closing Date"), at the offices of Purchaser, or such other date, time and place as may be agreed by the parties.

            Section 2.          Representations and Warranties of Purchaser.  Purchaser hereby represents and warrants to Seller as follows as of the date hereof and as of the Closing:

(a)        Organization.  Purchaser is corporation duly organized and validly existing under the laws of the State of Tennessee.

(b)        Authority and Authorization. Purchaser has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action. This Agreement, when executed, will constitute the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

(c)         Non-Contravention.  The execution, delivery and performance of this Agreement by Purchaser and the consummation of any of the transactions contemplated hereby by Purchaser will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default), under any agreement, instrument, franchise, license or permit to which Purchaser is a party or by which any of its properties or assets may be bound, or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to Purchaser or any of its properties or assets. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby by Purchaser do not violate or conflict with any provision of the organizational documents of the Company, as currently in effect.

(d)        No Consents.  No consent, authorization or approval of, or filing with, any person or any United States federal, state or local governmental department, commission, board, agency or instrumentality is required to be made or obtained by Purchaser in connection with its execution and performance of this Agreement, except for any filings with federal and state regulatory authorities.

Section 3.          Representations and Warranties of Seller.  Seller represents and warrants to Purchaser as follows as of the date hereof and as of the Closing:

(a)        Title to Shares. Seller is the legal and beneficial owner of and has good and marketable title to the Shares, free and clear of any and all liens, claims, pledges, encumbrances, charges, options and contractual restrictions. Seller has not pledged or otherwise granted any person or entity the right to acquire any of the Shares. Seller has full, absolute and unrestricted right, power, capacity and authority to sell, transfer, assign and deliver the Shares to Purchaser and the delivery of such Shares to Purchaser will convey to Purchaser valid, marketable and indefeasible title to such Shares, free and clear of any and all liens, claims, pledges, encumbrances, charges, options or contractual restrictions whatsoever.

(b)        Authority and Authorization.  Seller has all requisite capacity and authority to enter into this Agreement and to carry out his obligations hereunder. This Agreement, when executed, will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

(c)         Non-Contravention.  The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby by Seller will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default), under any agreement, instrument, franchise, license or permit to which Seller is a party or by which any of its properties or assets may be bound or (b) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body applicable to Seller or any of its properties or assets.

(d)        No Consents.  No consent, authorization or approval of, or filing with, any person or any United States federal, state or local governmental department, commission, board, agency or instrumentality is required to be made or obtained by Seller in connection with its execution and performance of this Agreement, except for any filings and consents which have already been obtained and are in full force and effect.

                        (e)         No Solicitation.  Seller offered to sell the Shares to Purchaser and at no time has Purchaser offered to purchase or solicited an offer for the sale of the Shares from Seller.

            (f)         No Broker.  Seller has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' commissions or fees or similar payment in connection with this Agreement.

Section 4.          Covenants of Seller.

            (a)        Without the prior written consent of Purchaser, which will not be unreasonably withheld, Seller shall not at any time disclose to any person the fact that this Agreement has been entered into or that the transactions contemplated herein have been effected, nor will Seller disclose any of the matters disclosed in this Agreement. Notwithstanding anything in this Agreement to the contrary, Seller acknowledges that Purchaser has an obligation under federal securities laws and rules to disclose the purchase of the Shares by Purchaser.  Purchaser acknowledges that Seller, as an instrumentality of the State of Tennessee, is subject to the Tennessee Open Records Statutes.

            (b)        Seller understands and acknowledges that the purchase or sale of securities by a person that possesses material, non-public information concerning the issuer of the securities may violate federal securities laws. Seller acknowledges that, upon execution of this Agreement, Seller will be in possession of non-public information about Purchaser that may be deemed material and hereby agrees that Seller and its affiliates shall not trade in Purchaser's securities in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 thereunder.

                        (c)         This Section 4 shall remain in full force and effect until the earlier of (i) such time as Purchaser releases all material, non-public information related to this Agreement to the public, but only to the extent so released, or (ii) such time as Purchaser notifies Seller that the material, non-public information related to this Agreement is stale, out-of-date or otherwise no longer material, unless and until earlier terminated by Purchaser.

Section 5.          Miscellaneous.

(a)        Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)         if to Seller, to

The University of Tennessee

Office of the Treasurer

301 Andy Holt Tower

Knoxville, Tennessee 37996-0100

Attention: Charles M. Peccolo

(ii)        if to Purchaser, to

First Farmers and Merchants Corporation

816 Garden Street

Columbia, Tennessee 38402

Attention: N. Houston Parks

with a copy to:

                                            Waller Lansden Dortch & Davis, LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Attention: Ralph W. Davis, Esq.

(b)        Entire Agreement.  This Agreement and such other documents that are delivered pursuant hereto contain and constitute the entire agreement and understanding between Purchaser and Seller and supersede and cancel all prior agreements and understandings relating to the subject matter hereof, whether written or oral, which shall remain in effect. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except in writing signed by the parties hereto.

(c)         Severability.  Should any one or more of the provisions of this Agreement or any agreement entered into pursuant hereto be determined to be illegal or unenforceable, all other provisions of this Agreement and such other agreements shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

(d)        Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee without regard to its principles of conflicts of laws. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Tennessee and of the United States of America located in the State of Tennessee (the "Tennessee Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Tennessee Courts and agrees not to plead or claim in any Tennessee Court that such litigation brought therein has been brought in an inconvenient forum.

(e)         Further Assurances.  Each party covenants that at any time, and from time to time, after the Closing, it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

(f)         Waiver.  Any failure on the part of any party to comply with any of its obligations, agreements or conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

(g)        Assignment.  This Agreement shall not be assignable by any of the parties hereto, by operation of law or otherwise, without the written consent of all of the other parties.

(h)        Binding Effect.  All of the terms of this Agreement, whether so expressed or not, shall be binding upon the respective personal representatives, successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by the respective personal representatives, successors and assigns of the parties hereto. This Agreement shall survive the Closing and not be merged therein.

(i)         Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)         Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(k)        Survival.  The representations, warranties and covenants of the parties contained in this Agreement shall survive the Closing and shall not be extinguished thereby notwithstanding any investigation or other examination by any party.

(l)         Construction of Terms.  The language used in the Agreement shall be construed, in all cases, according to its fair meaning, and not for or against any party hereto. The parties acknowledge that each party has reviewed this Agreement and that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Whenever the masculine gender is used herein, it shall be deemed to include the feminine and the neuter.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                                            PURCHASER:

FIRST FARMERS AND MERCHANTS CORPORATION

By:       /s/ N. Houston Parks

Its:       Vice Chairman / COO

SELLER:

THE UNIVERSITY OF TENNESSEE:

By:       /s/ Charles M. Peccolo

Its:       Vice-President & Treasurer